EXHIBIT 10.23

                                  CONFIDENTIAL TREATMENT REQUESTED - EDITED COPY

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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                              DISTRIBUTOR AGREEMENT

This Distributor Agreement (this "Agreement") made and entered into as of the 1st day of April, 2006 by and between Walco International, Inc., a Delaware corporation, d/b/a DVM Resources with its principal office at 7 Village Circle, Ste 200, Westlake, TX 76262 (hereinafter called "Distributor"); and ABAXIS, Inc., a California corporation with its principal office at 3240 Whipple Road, Union City, California 94587 (hereinafter called "ABAXIS").

         WHEREAS, ABAXIS is a manufacturer of products for the in vitro analysis of various components in body fluids and whereas ABAXIS desires to further the sale of its products to veterinarians' offices, clinics, hospitals, and other End Users (as hereinafter defined);

         WHEREAS, DISTRIBUTOR conducts a business which sells medical products to such veterinarian sites as those mentioned above and is interested in becoming a distributor of ABAXIS products;

         NOW, THEREFORE, the parties hereto agree as follows:

1.       Definitions
         -----------

         As used in this Agreement, the terms defined below shall have the following meanings:

         A. "Distribute", "Distributed" or "Distribution" shall mean to sell, distribute, market, promote, and stimulate interest in the Products (as hereinafter defined) in connection with those activities.

         B. "Distributor Price" shall mean the price listed in the ABAXIS Standard Distributor price list or Premier Distributor price list attached hereto as Exhibit A.

         C. "End User" shall mean any provider of veterinarian medical care which actually uses the Products.

         D. "Order" shall mean a written purchase order which describes Products being purchased by Distributor.

         E. "Order Terms" shall mean, notwithstanding any conflicting terms set forth on an Order, the terms and conditions contained in this Agreement, and in any modifications thereto as may be agreed by the parties hereto in writing.

         F. "Professional Use" shall mean use of Products in connection with animal (non-human) care, conducted or supervised by trained veterinarian personnel who have the authority under applicable laws, regulations or statutes to use such Products.

         G. "Products" shall mean the ABAXIS products listed in the ABAXIS standard distributor price list attached hereto as Exhibit A and such other ABAXIS products as ABAXIS shall from time to time offer, in writing, to add.

         H. "Instrument" shall mean the analyzer, which is an electromechanical device.

         I. "Reagent Rotor" shall mean the plastic disk containing chemical reagents.

         J.       "Agreed to Annual Forecast" shall be as set forth in Appendix
                  A.

         K. "Territory" shall mean the geographical area consisting of those areas in the United States serviced by Distributor's field sales representatives or called on by Distributor's inside telesales representatives.

         L. "Trademarks", "Trade names" and "Copyrights" shall mean the trademarks, trade names and copyrights owned or controlled by ABAXIS whether registered or arising by applicable law, and used in connection with the Products.

         M. "Warranty Period" shall have the meaning prescribed in Section 7 hereof.

2.       Appointment
         -----------

         ABAXIS hereby grants to Distributor the non-exclusive right to Distribute Products in the Territory to End-Users for Professional Use. Distributor is not authorized to sell ABAXIS Products to resellers, other than to a leasing company which leases the Product to End Users.

3.       Obligations of Distributor
         --------------------------

         Distributor's obligations under this Agreement shall be:

         A. Distributor shall use commercially reasonable efforts to Distribute Products.

         B. Distributor shall maintain adequate written procedures for warehouse control and Distribution of Products. Distributor shall maintain records of shipments to End-Users for at least two (2) years after shipment. Such records shall be in such a form as to enable ABAXIS to trace the location of all Products. ABAXIS or Focus Technologies may ask from time to time (but no more than one time each month), for point of sales clinic level data and inventory on hand information, which Distributor will report or make available in a timely manner. ABAXIS shall request such data from Distributor's corporate purchasing department.

         C. Distributor shall maintain commercially reasonable procedures in an effort to ensure that any Products which may be returned directly to Distributor shall not be cleaned or otherwise refurbished and re-sold or re-used by Distributor without ABAXIS' prior written consent. Distributor further agrees to contact ABAXIS Customer Service prior to any accepting any return from any End User of any Instrument. In the event a used Instrument is returned to Distributor, (i.e., packing seal has been broken), ABAXIS will provide quotation for refurbishing Instrument for Distributor to sell as a factory refurbished Instrument. In the event an Instrument is returned to Distributor and the packing seal has not been broken, ABAXIS may inspect as it deems necessary. ABAXIS will adjust Distributor and ABAXIS warranty base to reflect the return within forty-eight (48) hours of original request in writing to ABAXIS Customer Service.

         D. Distributor shall submit all advertising and promotional materials for Products to ABAXIS at least ten (10) days prior to use or distribution of such materials. In the event that ABAXIS provides comments or suggests changes within ten (10) days of the receipt of such materials, Distributor will revise the materials accordingly. Otherwise, the materials may be used as submitted.

         E. Distributor shall comply with all relevant governmental rules and regulations, including without limitation, that of obtaining licenses and approvals necessary to Distribute Products.

         F. Distributor will make no representations or warranties with respect to the Products other than those specifically authorized in writing by ABAXIS.

         G. Distributor agrees to on going training and sales meetings as required by ABAXIS so as to be able to adequately describe, demonstrate and sell Products. At a minimum, Distributor agrees to semi-annual meetings held at mutually agreed upon sights and on mutually agreed upon dates.

         H. Distributor will stock and/or assist End Users in obtaining proper blood transfer devices. A list of approved devices is described in ABAXIS Product Operators' Manual. Other devices may interfere with Product performance and should not be used without the written consent of ABAXIS

         I. Distributor will provide ABAXIS with a [****] forecast of Orders, which forecasts shall be given to ABAXIS prior to the first day of [****] of each year during the term of this Agreement. This will serve to facilitate production planning and assure continuity of supply for Distributor. Said forecasts shall not constitute a binding obligation of Distributor to purchase the quantities and types of Product as forecasted.

         J. Distributor agrees to maintain a minimum of [****] inventory of (a) Reagent Rotors at Distributor's warehouse locations in [****]; and (b) Instruments at Distributor's warehouse location in [****].

         K. Under no circumstances will Distributor in any way alter original manufacturer's packaging, sell Product in quantities other than as originally packaged (i.e., break boxes) or deface, tamper with or change in any way Product labeling.

4.       Obligations of ABAXIS
         ---------------------

         ABAXIS shall have the following obligations under this Agreement.

         A. ABAXIS shall provide commercially reasonable marketing direction and guidance to Distributor.

         B. ABAXIS shall purchase and maintain a policy of product liability insurance with minimum coverage limits of [****] per occurrence. Distributor shall be named as an additional insured on the policy, and ABAXIS shall furnish evidence of such coverage within thirty (30) days after the date this Agreement is signed. Such policy shall require at least thirty
                  (30) days prior written notice to Distributor in the event of cancellation or any material modification.

         C. ABAXIS shall provide to Distributor such literature, brochures, and other materials reasonably necessary to sell the Products.

         D. ABAXIS shall maintain warranty and post-warranty repair services for the Products that are equal to or greater than the applicable warranty policies for such Products as of the date of this Agreement.

         E. ABAXIS will supply Reagent Rotors with a minimum of [****] of shelf life from the date of shipment from ABAXIS, provided that the storage and transportation guidelines in Appendix C are followed.

         F. ABAXIS will ship Product to Distributor on the date requested on a faxed, mailed or emailed Order from Distributor. If it is not possible to ship on the requested date, the parties will agree upon an alternate date for shipment, or the Order may be cancelled in the Distributor's sole discretion.

5.       Orders
         ------

         A. Orders shall be placed with ABAXIS by mail, email or facsimile at the following:

                           ABAXIS, Inc.
                           3240 Whipple Road
                           Union City, CA  94587
                           Fax: 510-675-6500
                           Email:  customersupport@abaxis.com

         B. Orders shall be subject to reasonable acceptance by ABAXIS. ABAXIS shall notify Distributor of acceptance in writing within forty-eight (48) hours of the Order being placed.

         C. ABAXIS reserves the right to reject any Order or to cancel any Order previously accepted in writing if, in ABAXIS' reasonable discretion, ABAXIS determines that such Order will not be paid for in accordance with the Order Terms or that the Products will not be Distributed in accordance with the terms and conditions set forth in this Agreement. Upon a determination that ABAXIS intends to cancel a previously accepted Order, ABAXIS shall give Distributor prompt written notice of such cancellation and ABAXIS will be under no further obligation to deliver Products under that Order, unless Distributor provides adequate assurances to ABAXIS that Distributor will comply fully with Distributor's obligations under this Agreement.

6.       Price and Payment Terms
         -----------------------

         A. The price payable by Distributor to ABAXIS for any Product shall be as set forth in Exhibit A hereto. ABAXIS may lower prices at any time without prior notice. ABAXIS shall notify Distributor in writing thirty (30) days prior to the effective date of any price increase.

         B. All Orders shall be paid within [****] of the date of invoice. If payment is not received by ABAXIS within said [****], the payment shall bear a late payment charge equal to [****] per month (or partial month) that the payment is delayed.

         C. All Products sold and all prices quoted by ABAXIS are F.O.B. Union City, California or other ABAXIS distribution locations. Distributor shall be responsible for selecting the carrier responsible for transporting Products to Distributor's warehouse in accordance with the guidelines laid out in Appendix B. ABAXIS will work with Distributor to minimize transportation and associated costs.

         D. Distributor shall pay for all transportation costs and all costs for insuring the Product while the Product is in transit and while the Product is in Distributor's control.

         E. Title and risk of loss for the Product shall shift from ABAXIS to Distributor when the Product is delivered to the common carrier transportation company for shipment to Distributor.

7.       Warranty and Service Policy
         ---------------------------

         A.       Instruments

                  ABAXIS warrants each Instrument to be free from defects in performance for its intended use for a period of one-year (the "Warranty Period") from its initial sale by Distributor to the original End User. In the event of failure of an Instrument during the Warranty Period, ABAXIS will, at its option, immediately repair or replace such failed Instrument free of charge except in the circumstances as listed below.

                  (1) Any Instrument which has been subject to abuse, accident, alteration, modification, tampering, negligence or misuse;

                  (2) Any Instrument which has been repaired or serviced by anyone not authorized by ABAXIS to render such service;

                  (3) Any Instrument whose model or serial number has been altered, tampered with, defaced or removed.

(B)               Reagent Rotor

                  ABAXIS will replace or credit Distributor for any Reagent Rotor for which the Instrument's detection system has found it to have a manufacturing defect. In the event that the Distributor or End User finds any Reagent Rotor to be defective, Distributor's should instruct End User to call ABAXIS Technical Service immediately to report pertinent information, including the lot number of the defective Reagent Rotor and for authorization for credit or replacement. Any Reagent Rotor Credit will be passed through by Distributor to End User within thirty (30) days of Distributor's receipt of credit detail. ABAXIS will credit Distributor within thirty
                  (30) days of End User returning Products to ABAXIS for credit. ABAXIS will not be responsible for Reagent Rotors that are mishandled, stored, or shipped improperly. Additionally, ABAXIS will not be responsible to Distributor for non-performing Reagent Rotors due to operator error.

8.       Termination
         -----------

         A. Distributor's authorization to Distribute Products shall remain in full force and effect for one (1) year from the date of this Agreement, and such authorization shall renew automatically for successive one (1) year terms; provided, however, that at any time during the initial term or any renewal term, this Agreement may be terminated as follows:

                  (1) By either party without cause, after ninety (90) days written notice of termination to the other party;

                  (2) By ABAXIS, at its sole discretion, in the event that Distributor shall have failed to purchase [****] of the Agreed to Forecast specified in Appendix A in any given quarter or [****] of the forecast for any two
                           (2) consecutive quarters;

                  (3) By either party, upon giving notice that the other party is in breach of its obligations under this Agreement, if the defaulting party fails to cure the breach within ten (10) days after receipt of written notice of the breach;

         B. Upon the effective date of termination of this Agreement, the right of Distributor to Distribute Products will cease and Distributor will immediately discontinue all use of ABAXIS' Trade names, Trade marks and Copyrights. Distributor will return to ABAXIS all price lists, catalogs, sales literature, operating and service manuals, advertising literature, operating and other materials relating to the Products. Upon termination, ABAXIS may purchase, but shall not be obligated to purchase, all or part of the Products remaining in Distributor's inventory at the ABAXIS selling price to Distributor. If ABAXIS does not repurchase Distributor's entire inventory within thirty (30) days, Distributor will have the right, for a period not to exceed 120 days, to sell any Products remaining in inventory and to continue to use ABAXIS Trade names, Trade marks, Copyrights, price lists, catalogs, sales literature, operating and service manuals and other materials necessary for selling the remaining inventory of Products.

         C.       Upon any termination of this Agreement, the provisions in
                  Section 1, 7, 10, 11, 12, 13, 14, 15, 17 and 18 shall remain in effect as necessary to carry out the purpose of those Sections after termination. Additionally, to the extent that Distributor is allowed to retain and sell its remaining inventory of the Products, all provisions of this Agreement shall remain in effect as applicable for said sales of the remaining inventory.

8.       Assignment
         ----------

         Neither party may assign any of its rights or obligations under this Agreement without the prior written consent of the other party, which consent may not be unreasonably withheld.

9.       No Damages Arising From Termination
         -----------------------------------

         Distributor acknowledges and agrees that ABAXIS shall be under no obligation to renew or extend this Agreement notwithstanding any Orders placed by Distributor or other actions taken by the parties prior to termination of this Agreement. Upon termination of the Agreement, neither party shall be liable to the other for any damages (whether direct, consequential, or incidental and including expenditures, loss of profits or prospective profits of any kind) sustained or ensuring out of, or alleged to have been sustained or to have arisen out of, such termination.

10.      Warranty Disclaimer
         -------------------

         Except for the express warranty concerning Products contained in
         Section 7 herein, ABAXIS makes no representation or warranty, express or implied (including implied warranties of merchant ability and fitness for a particular purpose) concerning any Product or otherwise concerning matters contemplated by this Agreement. Distributor acknowledges and agrees that ABAXIS' sole responsibility in the case of any breach of warranty shall be for ABAXIS to comply with ABAXIS' policy as set forth in Section 7 above. In no event shall either party be liable to the other party for lost profits, loss of use, or incidental, consequential or special damages of any kind.

11.      Legal Relationship; Indemnity
         -----------------------------

         A. The relationship between ABAXIS and Distributor is that of supplier and distributor. Distributor is an independent contractor and is not the legal representative, agent, joint venture, partner, or employee of ABAXIS for any purpose whatsoever. Distributor has no right or authority to assume or create any obligations of any kind or to make any representations or warranties, whether express or implied, on behalf of ABAXIS, or to bind ABAXIS in any respect whatsoever.

         B. Each party shall defend, indemnify and hold harmless the other party from any claims, injuries, and damages, including all reasonable costs and expenses (such as attorneys' fees), as a result, whether direct or indirect, stemming from the negligence, recklessness, or willful misconduct of the other party or such other party's officers, employees or agents.

         C. Notwithstanding anything in this Agreement to the contrary, ABAXIS will indemnify, hold harmless and defend Distributor and its officers, directors, employees, agents and advisors (individually or collectively an "Indemnified Party") from and against, and will reimburse the Indemnified Party with respect to, any and all claims, demands, causes of action, proceedings, losses, damages, debts, expenses, liabilities, fines, penalties, deficiencies, judgments or costs, including reasonable attorney fees, court costs, amounts paid in settlement and costs and expenses of investigations, at any time and from time to time asserted against or incurred by an Indemnified Party arising out of, in connection with, resulting from or by reason of claims resulting from any breach of this Agreement by ABAXIS, or for property damage or personal injury suffered by third parties caused by the Products supplied to Distributor or the failure to warn, except to the extent the claims are based on any of the following: (a) the negligence of an Indemnified Party; (b) any breach of this Agreement by Distributor; (c) any physical or chemical change in the Product made by an Indemnified Party;
                  (d) repacking of the Products by Distributor unless unpacked with the prior written consent of ABAXIS and solely for the purpose of inspection or testing and then repacked in the original container; or (e) a relabeling of the Products by an Indemnified Party.

12.      Use of ABAXIS Trademarks and Copyrighted Material
         -------------------------------------------------

         Distributor may use materials furnished by ABAXIS which contain ABAXIS Trademarks, Trade names and Copyrights only with respect to distribution of the Products, in accordance with the terms of this Agreement. Any further use by Distributor of ABAXIS Trademarks, Trade names and Copyrights shall be subject and limited to specific written authorization from ABAXIS, on a case by case basis. Any such use shall be on a non-transferable, non sublicenceable, and non-exclusive basis.

13.      Proprietary Rights
         ------------------

         ABAXIS will retain all of its rights and title to and ownership of all Copyrights, Trademarks, Trade names, trade secrets, patents, and all other intellectual property embodied in the Products. Except as otherwise expressly provided in this Agreement, Distributor will have no right, title or interest in the intellectual property embodied in the Products, excepting only Distributor's limited rights to use Trademarks, Trade names and Copyrights as specified in Section 13 hereof.

14.      Confidential Information
         ------------------------

         Except as shall be necessary for governmental notification purposes or to comply with applicable laws, court orders and regulations including any public filing requirements, and except as otherwise agreed to by the parties hereto in writing, the parties agree to keep confidential all electronic, verbal and written communications from the other party which are designated in writing, as constituting confidential information, business secrets or proprietary information. In the event that either party must disclose such confidential subject matter pursuant to public filing requirements, the disclosing party shall seek confidential treatment. Prior to any public announcement by either party, the other party shall be given the opportunity to approve the text. This confidentiality provision shall survive termination of this Agreement for a period of five (5) years.

15.      Force Majeure
         -------------

         Except as to the timely payment by Distributor of the purchase price of Products purchased by it under this Agreement, no failure or omission to carry out or observe any of the terms, provisions, or conditions of this Agreement will give rise to any claim by one party against the other, or be a breach of this Agreement, if the same is caused by or arises out of one or more of the following conditions: acts of God; acts, regulations or laws of any government; war; civil commotion; destruction of facilities or materials by fire, earthquake or storm; labor disturbance; epidemic; failure of public utilities; or any other event, matter or thing wherever occurring and whether or not of the same class or kind as those set forth above, which is not reasonably within the control of the affected party. However, the affected party will endeavor to avoid, remove, or cure all such conditions as soon as is reasonably feasible.

16.      Choice of Law
         -------------

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to the California rules for conflicts of laws.

17.      Notices
         -------

         Wherever under this Agreement either party is required or permitted to give notices to the other, such notice shall be deemed given when in writing and (i) when personally delivered in hand by independent courier service, proof of delivery required, or (ii) when sent via next day, overnight delivery, proof of delivery required via nationally recognized overnight courier, to the other party at the address set forth below:

                  In the case of DISTRIBUTOR:

                           Walco International, Inc.
                           7 Village Circle, Suite 200
                           Westlake, TX  76262
                           Attn:  Vice President, Marketing
                           Telephone:  817-859-3000

                           With a copy to:

                           Walco International, Inc.
                           7 Village Circle, Suite 200
                           Westlake, TX  76262
                           Attn:  Legal Department
                           Telephone:  817-859-3000

                  In the case of ABAXIS:

                           ABAXIS, Inc.
                           3240 Whipple Road
                           Union City, CA  94587
                           Attn: Vice President Sales and Marketing
                           North American Veterinary Business
                           Telephone: 510-675-6584

18.      Complete Agreement
         ------------------

         This Agreement constitutes the entire agreement between ABAXIS and Distributor with respect to the subject matter hereof. All prior or contemporaneous agreements, proposals, understandings and communications between or involving ABAXIS and Distributor with respect to the subject matter hereof are replaced in their entirety by this Agreement. This Agreement may be amended only by a written instrument executed by authorized representatives of ABAXIS and Distributor. Failure to enforce any provision of this Agreement shall not constitute a waiver of that or any other provision of this Agreement. The invalidity or unenforceabilitly of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

 19.     Counterparts
         ------------

         This Agreement is signed in two identical counterpart originals each of which is to be considered the original.

20.      Headings
         --------

         Article and section headings used herein are for convenience only, are not a part of this Agreement, and shall not be used in construing it.

21.      Cooperation
         -----------

         Each of the parties agrees to execute and deliver such further documents and to cooperate in such manner as may be necessary to implement and give effect to the agreements contained herein.

22.      Authority of Executing Party
         ----------------------------

         By signing below, the undersigned acknowledge that they have read and understand, and agree to be legally bound by this Agreement. The persons signing below on behalf of each of the entities or persons below have been properly authorized and empowered to sign this Agreement on behalf of those entities or persons and to bind those entities or persons to this Agreement.

In Witness Whereof, the parties have caused this Agreement to be executed in duplicate by their duly authorized representatives on the date below written.

Walco International, Inc.                        ABAXIS, Inc.
a Delaware corporation
d/b/a DVM Resources

By:    /s/Greg Eveland                           By:    /s/Martin Mulroy
       --------------------                             ------------------------
Name:  Greg Eveland                              Name:  Martin Mulroy
Title: Sr. V.P. & C.O.O.                         Title: V.P. Sales and Marketing
Date:  10/11/06                                  Date:  10/25/06

                                   APPENDIX A
                                   ----------

                            AGREED TO ANNUAL FORECAST

Agreement Total Instruments Purchased (units) Total Consumables Purchased (dollars)

First Quarter     [****]   [****]
CY Q2 2006

Second Quarter    [****]   [****]
CY Q3 2006

Third Quarter     [****]   [****]
CY Q4 2006

Fourth Quarter    [****]   [****]
CY Q1 2007

                                            Appendix B

                      STORAGE AND TRANSPORTATION GUIDELINES

         [****]

                                    EXHIBIT A
                                    ---------

ABAXIS Standard Distributor Price List and ABAXIS Premier Distributor Price List

                                                        VETSCAN VS2(TM) ANALYZER
                                                          DISTRIBUTOR PRICE LIST

                                                                                        MFG. SUG.
CATALOG NO.                PRODUCTS                                     DIST. PRICE   RETAIL PRICE
-------------   -----------------------------------------------------   -----------   ------------
Instruments
-----------

1200-0000       VetScan VS2 Analyzer -  [****]

                    Drop Ship Pricing                                      [****]        [****]
                    Quantity Pricing  [****]                               [****]        [****]

Accessories
-----------

1200-9000       Instrument Carrying Case with wheels                       [****]        [****]
1100-4410       Thermal Paper Roll w/adhesive back                         [****]        [****]
1980-0026       USB Cable                                                  [****]        [****]
1988-0013       VS2 12v Power Inverter                                     [****]        [****]

Ancillary Products
------------------

500-9002        0.1 cc Drummond Capillary pipettes - 100/package           [****]        [****]
500-9003        Heparin Lithium Tubes (Green top) 100/box                  [****]        [****]
500-9006        Minipet, 0.1 cc, Grey                                      [****]        [****]
500-9007        0.1 cc Disposable pipette tips - 96/rack                   [****]        [****]

CUSTOMER SERVICE DEPARTMENT
To place an order, please call: 800-822-2947 or 510-675-6500 o Fax: 510-441-6153

FOB POINTS
F.O.B. Union City, CA

MINIMUM ORDER
[****]

CONFIRMING ORDERS
Please clearly mark all confirming orders.

STANDING ORDERS
For standing orders, or any special quotations, please contact your Abaxis sales manager at 800-822-2947.

PRICES SUBJECT TO CHANGE WITHOUT NOTICE.
CLAIMS AND RETURNS
If there is an error or your order is damaged, please contact us immediately. Keep all containers and packing material until inspection. If for any reason you need to return a product to us, please contact our Customer Service Department for instructions and authorization. Returns without prior authorization will not be accepted.

ABAXIS QUALITY GUARANTEE
Abaxis is committed to supplying a safe reliable product that will consistently conform to all established specifications and reasonable expectations of our customers.

                                                                VETSCAN(R) ROTOR
                                                  PREMIER DISTRIBUTOR PRICE LIST

                                                                                        MFG. SUG.
CATALOG NO.                PRODUCTS                                     DIST. PRICE   RETAIL PRICE
-------------   -----------------------------------------------------   -----------   ------------

REAGENT ROTORS
--------------

500-0026-12     Prep Profile II - Package of 12 Rotors                     [****]        [****]
                ALT, ALP, BUN, CRE, GLU & TP
500-0026-24         Package of 24 Rotors                                   [****]        [****]
500-0026-48         Package of 48 Rotors                                   [****]        [****]

500-0038-12     Comprehensive Diagnostic Profile - Package of 12 Rotors    [****]        [****]
                ALT, ALB, ALP, AMY, CA, PHOS, CRE, GLOB*,GLU, K+, Na+,
                TBIL, TP & BUN

500-0038-24         Package of 24 Rotors                                   [****]        [****]

500-0038-48         Package of 48 Rotors                                   [****]        [****]

500-0037-12     T4 - Cholesterol - Package of 12 Rotors                    [****]        [****]
                T4, CHOL
500-0037-24         Package of 24 Rotors                                   [****]        [****]

500-0042-12     Critical Care Plus - Package of 12 Rotors                  [****]        [****]
                ALT, BUN, CL, CRE, GLU, K+, NA+, tCO2

500-0043-12     Equine Profile Plus - Package of 12 Rotors                 [****]        [****]
                ALB, AST, BUN, CA, CK, CRE, GLU, GGT, GLOB*, K+, NA+,
                TBIL, tCO2, TP

500-0023-12     Large Animal Profile (Bovine) - Package of 12 Rotors       [****]        [****]
                ALB, ALP, AST, CA, CK, GGT  GLOB*, MG, PHOS, TP, & BUN

500-0041-12     Avian/Reptilian Profile Plus - Package of 12 Rotor         [****]        [****]
                ALB, AST, BA, CA, CK, GLOB*, GLU, K+, Na+, PHOS,
                TP,UA

500-0040-12     Mammalian Liver Profile - Package of 12 Rotors             [****]        [****]
                ALB, ALP, ALT, BA, BUN, CHOL, GGT, TBIL

*Calculated Value

CUSTOMER SERVICE DEPARTMENT
To place an order, please call: 800-822-2947 or 510-675-6500 o Fax: 510-441-6153

FOB POINTS
F.O.B. Union City, CA

MINIMUM ORDER
[****]

DROP FEE
[****]

CONFIRMING ORDERS
Please clearly mark all confirming orders.

STANDING ORDERS
For standing orders, or any special quotations, please contact your Abaxis sales manager at 800-822-2947.

PRICES SUBJECT TO CHANGE WITHOUT NOTICE.
CLAIMS AND RETURNS
If there is an error or your order is damaged, please contact us immediately. Keep all containers and packing material until inspection. If for any reason you need to return a product to us, please contact our Customer Service Department for instructions and authorization. Returns without prior authorization will not be accepted.

ABAXIS QUALITY GUARANTEE
Abaxis is committed to supplying a safe reliable product that will consistently conform to all established specifications and reasonable expectations of our customers.

                                                                 VETSCAN(R) HMII
                                                  PREMIER DISTRIBUTOR PRICE LIST

                                                                                        MFG. SUG.
CATALOG NO.                PRODUCTS                                     DIST. PRICE   RETAIL PRICE
-------------   -----------------------------------------------------   -----------   ------------
INSTRUMENTS
-----------
750-0000            VetScan HMII Hematology System                         [****]        [****]
                    [****]

QUANTITY PRICING    Purchase 12 or more VetScan Chemistry and              [****]        [****]
----------------      VetScan HMII Analyzers
                      [****]

REAGENTS
--------
750-9000              VetScan HMII Reagent Pack                            [****]        [****]
                      [****]
700-9003              Dog Control, (1) 2 cc vial                           [****]        [****]
700-9004              Cat Control, (1) 2 cc vial                           [****]        [****]
700-9005            Human Calibrator, (1) 2 cc vial                        [****]        [****]

ACCESSORIES
-----------
988-0015            HMII Keyboard                                          [****]        [****]
750-9008            Tube adapter, 3-5 ml                                   [****]        [****]
750-9009            Tube adapter, Microtainer                              [****]        [****]
750-9010            Tube adapter, control vial                             [****]        [****]
750-9002            Reagent Tubing Kit                                     [****]        [****]
981-0103            Power Cord                                             [****]        [****]
750-7003            Operator's Manual                                      [****]        [****]
700-7001            Thermal Printer Paper Roll                             [****]        [****]
                      [****]

ANCILLARY PRODUCTS
------------------
981-0102            VetScan Computer Interface Cable, 5ft                  [****]        [****]
981-0104            VetScan Computer Interface Cable, 15ft                 [****]        [****]
750-1500            HMII Color Printer                                     [****]        [****]
980-0210            HMII USB Printer Cable                                 [****]        [****]
700-1501            VetScan Rocker                                         [****]        [****]
700-1502            Vortex Mixer                                           [****]        [****]
988-0009            Uninterruptible Power Supply                           [****]        [****]

CUSTOMER SERVICE DEPARTMENT
To place an order, please call: 800-822-2947 or 510-675-6500 o Fax: 510-441-6153

FOB POINTS
F.O.B. Union City, CA

MINIMUM ORDER
[****]
[****]

DROP SHIP FEE
[****]

CONFIRMING ORDERS
Please clearly mark all confirming orders.

STANDING ORDERS
For standing orders, or any special quotations, please contact your Abaxis sales manager at 800-822-2947.

PRICES SUBJECT TO CHANGE WITHOUT NOTICE.
CLAIMS AND RETURNS
If there is an error or your order is damaged, please contact us immediately. Keep all containers and packing material until inspection. If for any reason you need to return a product to us, please contact our Customer Service Department for instructions and authorization. Returns without prior authorization will not be accepted.

ABAXIS QUALITY GUARANTEE
Abaxis is committed to supplying a safe reliable product that will consistently conform to all established specifications and reasonable expectations of our customers.